UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 27, 2005
(Date of Earliest Event Reported)

Commission file number: 1-3203

CHESAPEAKE CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	54-0166880
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1021 East Cary Street
Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 804-697-1000

Not Applicable
(Former name, former address, and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(a)   Not applicable.

(b)   On April 27, 2005, the term of Richard G. Tilghman as a director expired.  Mr. Tilghman has retired and declined to be nominated for re-election.

(c)     Not Applicable.

(d)     Not Applicable.

Item 8.01 OTHER EVENTS

On April 27, 2005, Chesapeake Corporation ("Chesapeake") issued a press release announcing that the Board of Directors of Chesapeake declared a regular quarterly dividend of $0.22 a share. The press release on the dividend, which is attached as Exhibit 99.1 to this report, is incorporated herein by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBIT

(c)	Exhibits
	Exhibit No.	Description

	99.1	Press release, issued April 27, 2005, announcing that the Board of Directors of Chesapeake declared a regular quarterly dividend of $0.22 a share

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHESAPEAKE CORPORATION
(Registrant)

Date: April 28, 2005	BY:	/s/ Thomas G. Hayes
Thomas G. Hayes
Controller
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release, issued April 27, 2005, announcing that the Board of Directors of Chesapeake declared a regular quarterly dividend of $0.22 a share